 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 12, 2022

INFINERA CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-33486	77-0560433
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6373 San Ignacio Ave
San Jose,	California	95119
(Address of principal executive offices, including Zip Code)
(408) 572-5200
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	INFN	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.
On February 16, 2022, Infinera Corporation (the “Company”) issued a press release announcing financial results for its fourth quarter and fiscal year ended December 25, 2021. The Company also posted on the Investor Relations section of its website (www.infinera.com) investor slides for its quarter and fiscal year ended December 25, 2021 and outlook for its first quarter ending March 26, 2022. A copy of the press release and investor slides are furnished as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report on Form 8-K. Information on the Company’s website is not, and will not be deemed, a part of this report or incorporated into this or any other filings that the Company makes with the Securities and Exchange Commission.
In accordance with General Instruction B.2 of Form 8-K, the information in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2, is being furnished under Item 2.02 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such a filing.
The press release and investor slides furnished herewith as Exhibit 99.1 and Exhibit 99.2 refer to certain non-GAAP financial measures. A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures is contained in the exhibit in which each such non-GAAP measure appears.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b) Resignation of Directors
On February 12, 2022, Thomas Fallon and Kambiz Hooshmand each submitted his resignation as a director of the Company, effective February 16, 2022. The resignations by Messrs. Fallon and Hooshmand did not result from any disagreements with the Company or the Company’s Board of Directors (the “Board”) on any matter relating to the Company’s operations, policies or practices. Each of Messrs. Fallon and Hooshmand will continue to serve as an advisor to the Company through February 15, 2023 and as a result, prior to the effective date of his resignation, has entered into an advisor agreement with the Company.
On February 12, 2022, Marcel Gani and Mark Wegleitner advised the Company that they would not stand for election as Class III directors at the 2022 Annual Meeting of Shareholders. These decisions did not result from any disagreements with the Company or the Board.
(d) Election of Director
On February 15, 2022, the Board appointed Roop Lakkaraju to the Board and as a member of the Audit Committee of the Board (the “Committee”), each appointment effective as of February 16, 2022. Mr. Lakkaraju will serve as a Class I director, with a term expiring at the Company’s 2023 annual meeting of shareholders.
In connection with the resignations of Messrs. Fallon and Hooshmand, and the appointment of Mr. Lakkaraju, the Board has reduced its size from 12 members to 11 members. In addition, the Board has reduced the number of Class I directors from 4 to 3.
Mr. Lakkaraju, 51, has been Executive Vice President, Chief Financial Officer of Benchmark Electronics, Inc. since January 2018. From February 2017 to January 2018, he served as Chief Financial Officer of Maana, Inc., an enterprise software company that pioneered an Artificial Intelligence-driven knowledge platform. From October 2013 to February 2017, he served as Chief Operating Officer and Chief Financial Officer of Support.com, a provider of cloud-based software and services for technology support. From July 2011 to October 2013, he was Chief Financial Officer of Quantros, Inc., a provider of enterprise SaaS-based solutions and information services that advance healthcare quality and safety performance. Prior to that he held executive financial and operational roles at 2Wire, Solectron Corporation, and Safeguard Scientifics. He began his career in 1993 as an auditor with Grant Thornton before joining PricewaterhouseCoopers in their Audit and Business Advisory Services. Mr. Lakkaraju holds a B.S. in Business Administration from San Jose State University.
There are no arrangements or understandings between Mr. Lakkaraju and any other persons pursuant to which Mr. Lakkaraju was selected as a director. In addition, there are no transactions in which Mr. Lakkaraju has an interest that would require disclosure under Item 404(a) of Regulation S-K. Mr. Lakkaraju does not have any family relationships with any of the Company’s directors or executive officers.
Mr. Lakkaraju will receive compensation for his service pursuant to the Company’s non-employee director compensation program substantially as disclosed in the Company’s proxy statement with respect to the Company’s 2021 Annual Meeting of Shareholders, as filed with the U.S. Securities and Exchange Commission on April 8, 2021. This includes an annual cash retainer of $50,000 per year for service as a non-employee director and an additional annual cash retainer of $12,500 per year for service as a member of the Committee.

Additionally, as a new non-employee director, Mr. Lakkaraju was granted a restricted stock unit (“RSU”) award having a grant date fair value of approximately $165,000. This RSU award vests in equal annual installments over three years, subject to Mr. Lakkaraju’s continued service through the applicable vesting date.

A copy of the Company’s press release announcing the foregoing changes to the Board is attached hereto as Exhibit 99.3.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit No.	Description

99.1	Press release of Infinera Corporation dated February 16, 2022
99.2	Investor Slides dated February 16, 2022
99.3	Press release of Infinera Corporation dated February 16, 2022
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFINERA CORPORATION

Date: February 16, 2022	By:	/s/ NANCY ERBA
Nancy Erba Chief Financial Officer